DELAWARE POOLED® TRUST
The Large-Cap Growth Equity Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Select 20 Portfolio
(together, the “Portfolios”)

Supplement to the Portfolios’ Prospectus dated February 26, 2016

On May 19, 2016, the Board of Trustees (the “Board”) responsible for The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, and The Select 20 Portfolio (each an “Acquired Fund” and together, the "Acquired Funds") approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Acquired Funds with and into Jackson Square Large-Cap Growth Fund, Jackson Square SMID-Cap Growth Fund, and Jackson Square Select 20 Growth Fund (each an “Acquiring Fund” and together, the “Acquiring Funds”), respectively. Each Acquiring Fund is a series of Managed Portfolio Series administered by US Bancorp Fund Services, LLC. Jackson Square Partners, LLC (“JSP”), currently the sub-advisor to the Acquired Funds, is the investment advisor to the Acquiring Funds.

The reorganizations are further detailed in the chart below:

Acquired Fund	Acquiring Fund
The Large-Cap Growth Equity Portfolio	Jackson Square Large-Cap Growth Fund
The Focus Smid-Cap Growth Equity Portfolio	Jackson Square SMID-Cap Growth Fund
The Select 20 Portfolio	Jackson Square Select 20 Growth Fund

The Board has determined that it is in the best interest of the Acquired Funds and their shareholders to approve the submission of the Plan to shareholders of the Acquired Funds under which the assets and liabilities of the Acquired Funds would be transferred to the Acquiring Funds in exchange for shares of the Acquiring Funds (each, a “Reorganization”).

The Acquiring Funds’ investment objectives are identical to those of the corresponding Acquired Funds. The principal strategies of each Acquiring Fund are substantially similar to those of its corresponding Acquired Fund. Both The Large-Cap Growth Equity Portfolio and its corresponding Acquiring Fund, Jackson Square Large-Cap Growth Fund, invest primarily in common stocks of growth-oriented U.S. large capitalization companies. The Focus Smid-Cap Growth Equity Portfolio and its corresponding Acquiring Fund, Jackson Square SMID-Cap Growth Fund, focus their investments in the common stocks of growth-oriented small- and mid-capitalization companies. The Select 20 Portfolio and its corresponding Acquiring Fund, Jackson Square Select 20 Growth Fund, invest in approximately 20 common stocks of growth-oriented companies that can be of any capitalization size.

Due to substantially similar investment strategies, most of the principal risks of an Acquiring Fund are generally the same as the principal risks of owning shares of the corresponding Acquired Fund. However, Jackson Square Large-Cap Growth Fund and Jackson Square SMID-Cap Growth Fund are each subject to “Non-Diversified Fund Risk,” which is the risk that because each Fund is non-diversified, it is permitted to invest a greater percentage of its assets in the securities of a single issuer and may have fewer holdings than other mutual funds. As a result, a decline in the value of a single issuer could cause a fund’s overall value to decline to a greater degree than if the fund held a more diversified portfolio. As diversified funds, The Large-Cap Growth Equity Portfolio and The Focus Smid-Cap Growth Equity Portfolio are not subject to “Non-Diversified Fund Risk.” The Select 20 Portfolio and Jackson Square Select 20 Growth Fund are each subject to “Non-Diversified Fund Risk” as well. JSP does not anticipate significant differences in the portfolios of the Acquiring Funds compared to the Acquired Funds as a result of the non-diversified status.

It is currently expected that Jackson Square Select 20 Growth Fund and Jackson Square Large-Cap Growth Fund will not commence operations until following the Reorganization applicable to it. Jackson Square SMID-Cap Growth Fund commenced operations on May 2, 2016.

Each Reorganization is structured as and is intended to be a tax-free transaction.

It is anticipated that in July 2016, the Acquired Funds’ shareholders will receive a proxy/prospectus providing them with information about each Reorganization and the Acquiring Funds. Each Acquired Fund will continue to accept purchases from new and existing shareholders (including reinvested dividends and capital gains) until the last business day before the applicable Reorganization. It is anticipated that each Reorganization will occur on or about September 19, 2016.

Once the registration statement to be filed with the U.S. Securities and Exchange Commission (“SEC”) becomes effective, please call 800-231-8002 to receive a free copy of a proxy statement/prospectus (which contains important information about fees, expenses and risk considerations) relating to the proposed reorganizations. The proxy statement/prospectus will also be available free of charge on the SEC’s website (sec.gov). Please read the proxy statement/prospectus carefully before making any investment decisions.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of the Acquiring Funds, nor is it a solicitation of any proxy.

Neither Delaware Management Company nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (“MBL”). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Please keep this Supplement for future reference.

This Supplement is dated May 20, 2016.